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                                                                    EXHIBIT 10.3


                           MASTER PRODUCTION AGREEMENT


                                     BETWEEN



                               R&G MORTGAGE CORP.



                                       AND



                          GUAYNABO FEDERAL SAVINGS BANK

                             DATED FEBRUARY 16, 1990


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                           MASTER PRODUCTION AGREEMENT

     MASTER PRODUCTION AGREEMENT, dated February 16, 1990, by and between R&G MORTGAGE CORP., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico ("R&G") and GUAYNABO FEDERAL SAVINGS BANK, a federally-chartered stock savings bank (the "Bank").


                               W I T N E S S E T H

     WHEREAS, R&G and the Bank have entered into a Stock Purchase Agreement, dated August 8, 1989, as amended (the "Stock Purchase Agreement"); and

     WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Stock Purchase Agreement that the Bank and R&G, subject to and conditioned upon all required regulatory approvals, enter into this Agreement.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1.0 ESTABLISHMENT OF LOAN PRODUCTION GOALS AND BANK NEEDS. Consistent with its business plan and any applicable regulatory directives, the Bank shall, by the month-end following the execution of this Agreement and every thirty (30) days thereafter, determine the Bank's targets and goals (the "Loan Production Goals") for the production of loan agreements during the next thirty (30) days (including, without limitation, agreements with respect to loans secured by first-mortgages, or second mortgages on residential real estate and home equity loans (the "Loan Agreements")). The Loan Production Goals shall be determined by the Bank, in its sole discretion and will be based,


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without limitation, on the availability and cost of funds and such other factors as deemed appropriate by the Bank.

     2.0 R&G TO USE BEST EFFORTS. Upon written notification by the Bank to R&G of the Bank's Loan Production Goals, R&G shall use its best efforts as are agreed to by the Bank as reasonable and appropriate to assist the Bank in reaching the Loan Production Goals. In assisting the Bank to reach its Loan Production Goals, R&G shall, without limitation, advertise and promote its services to the general public and provide organizational and marketing support to the Bank in the Commonwealth of Puerto Rico. R&G shall interview prospective borrowers, process the initial application of such prospective borrowers (the "Loan Applications") and forward and refer such Loan Applications which are in accordance with the Bank's written underwriting policies to the Bank for approval and credit review. R&G shall only forward such Loan Applications where it has determined that an extension of credit to the applicant would be in accordance with the Bank's underwriting standards and consistent with its Loan Production Goals. R&G shall also assist the Bank in providing personnel and facilities with respect to the execution of any Loan Agreements approved by the Bank. Notwithstanding anything herein to the contrary, the Bank shall retain sole discretion in determining which Loan Applications the Bank shall underwrite and approve, in accordance with sound banking practices. The Bank shall also retain sole discretion to waive or rescind any special underwriting requirements in such cases in which R&G either gives a guaranty of repurchase or timely repayment in connection with the Loan Agreement.


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     3.0  FEES.  In consideration of the mutual covenants and agreements contained herein, and other valuable considerations, the Bank shall pay R&G a fee equal to 50% of the processing or originating fees charged to the borrowers under Loan Agreements where the principal amount is greater than $20,000 and 75% of the processing or originating fees charged to the borrowers under Loan Agreements where the principal amount is less than $20,000 (the "Loan Processing and Other Fees").

     4.0  GENERAL PROVISIONS.

     4.1 STATEMENTS. Within ten (10) days of the end of the calendar month close, R&G shall deliver one or more statements to the Bank showing the outstanding Loan Processing and Other Fees for the past month. Each such statement will be paid by the Bank within five (5) days of receipt by the Bank.

     4.2 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered to (a) in the case of the Bank, Los Jardines Shopping Center, Guaynabo, Puerto Rico 00657
Attention: President, or such other address as may hereafter be furnished to R&G in writing by the Bank; (b) in the case of R&G, 280 Jesus T. Pinero Avenue, Hato Rey, Puerto Rico 00918, Attention: Mr. Victor Galan; or such other address that may be furnished to the Bank by R&G.

     4.3 NO ASSIGNMENT. Neither the Bank nor R&G shall assign or delegate this Agreement without the prior written consent of the other.

     4.4 WAIVERS. Any waiver by R&G or the Bank of any breach of or failure to comply with any provision of this Agreement by the other party must be in writing and shall


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not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement.

     4.5 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Puerto Rico.

     Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto, any rights or remedies as such or by reason of this Agreement.

     4.6 SEPARABILITY OF PROVISIONS. Each provision of this Agreement shall be considered separable and if for any reason any provision that is not essential to the effectuation of the basic purpose of this Agreement is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid.

     4.7 HEADINGS. The headings of the sections of this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

     4.8 TERMINATION AND SURVIVAL. This Agreement may be terminated at any time by either party by giving thirty (30) days notice to the other. In the event of a default by either party of any of its obligations hereunder, the non-defaulting party shall give prompt notice to the other of such default. If the defaulting party does not cure such default within ten (10) days of receiving such notice, the other may terminate this Agreement upon written notice. Upon termination pursuant to this Section and if there is no notice of default that had been delivered by the defaulting party hereunder and that had not been cured by the other, neither


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party shall have any rights or obligations to one another other than the rights and obligations contained in Section 4.1.

     5.0 COVENANTS OF THE PARTIES. The Bank and R&G shall use their best efforts to obtain any consents of third parties and regulatory approvals required for the consummation of this Agreement and, provided that unreasonable effort or expense is not required, will give full cooperation to obtain all consents, approvals and authorizations needed by the parties to fulfill the parties' obligations hereunder.

     IN WITNESS WHEREOF, the Bank and R&G have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                      GUAYNABO FEDERAL SAVINGS BANK


                                      By:    /s/ Martin J. Rovira
                                             -----------------------------------
                                      Name:  Martin J. Rovira
                                      Title: Chief Executive Officer



                                      R&G MORTGAGE CORP.


                                      By:    /s/ Victor J. Galan
                                             -----------------------------------
                                      Name:  Victor J. Galan
                                      Title: President


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                             Amendment To The Master
                              Production Agreement
                                 August 30, 1991

                                AMENDMENT TO THE
                           MASTER PRODUCTION AGREEMENT

                           EXECUTED PREVIOUSLY BETWEEN

                              R & G MORTGAGE CORP.

                                       AND

                GUAYNABO FEDERAL SAVINGS BANK (NOW R & G FEDERAL
                                  SAVINGS BANK)

                              ON FEBRUARY 16, 1990


     This AMENDMENT to the MASTER PRODUCTION AGREEMENT, executed on August 30, 1991, by and between R & G Mortgage Corp., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico ("R & G") and R & G Federal Savings Bank, a federally-chartered stock savings bank (the "Bank").

                                   WITNESSETH

     WHEREAS, R & G and the Bank entered into a Master Production Agreement dated February 16, 1990 (the "Agreement"); and

     WHEREAS, on its ordinary meeting held on March 27, 1991, the Board of Directors of the Bank, pursuant to the recommendation of its Ancillary Agreements Committee, resolved to approve a request by R & G to increase the fee to be paid to R & G and a request by the Bank to insert language in the Agreement to reflect the accounting procedure used by the Bank with respect to the mentioned fees, to be effective as of April 1, 1991; and

     WHEREAS, on its ordinary meeting held on August 30, 1991, the Board of Directors of the Bank, pursuant to the recommendation of its Ancillary Agreements Committee, resolved to approve a request by the Management of the Bank to designate R & G as escrow and closing agent of the Bank with respect to loans originated under the Agreement.

     NOW, THEREFORE, intending to be legally bound, the parties hereby agree to amend the Agreement as follows:

     I. The fifth sentence in Section 2.0 of the Agreement is hereby amended and restated to read as follows:

        R & G shall also assist the Bank in providing personnel and facilities with respect to the execution of any Loan Agreements approved by the Bank and with respect to the disbursement of all moneys related to such Loan Agreements, and will act as Closing and Escrow Agent of the Bank.

     II. Section 3.0 of the Agreement is hereby amended and restated to read as follows:

         In consideration of the mutual covenants and agreements contained herein, and other valuable considerations, the Bank shall pay R & G a fee equal to 75% of the processing or originating fees charged to the borrowers under all Loan Agreement executed under this Agreement, and the Bank will pay such fees to R & G, first from the the discount fee charged to borrowers: and then, from the origination fees charged to said borrowers.

     III. The rest, residue and remainder of the Agreement is hereby reaffirmed ratified and incorporated as if fully set forth herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this amendment to the Agreement this 30th. day of August 1991.


                                      R & G FEDERAL SAVINGS BANK


                                      By: /s/ Osvaldo Domenech
                                          --------------------------------------
                                          Osvaldo Domenech
                                          Executive Vice President




                                      R & G MORTGAGE CORP.


                                      By: /s/ Ramon Prats
                                          --------------------------------------
                                          Ramon Prats
                                          Executive Vice President


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                                Amendment To The
                           Master Production Agreement
                                 March 31, 1995

                                AMENDMENT TO THE
                           MASTER PRODUCTION AGREEMENT

                           executed previously between

                              R & G MORTGAGE CORP.

                                       and

                           R & G FEDERAL SAVINGS BANK
                      (NOW R-G PREMIER BANK OF PUERTO RICO)

                              on February 16, 1990


     This AMENDMENT to the MASTER PRODUCTION AGREEMENT, executed on March 31, 1995, by and between R & G Mortgage Corp., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico ("R & G") and R-G Premier Bank of Puerto Rico, a locally-chartered commercial bank (the "Bank").

                                   WITNESSETH

     WHEREAS, R & G and the Bank entered into a Master Production Agreement dated February 16, 1990 (the "Agreement"); which was subsequently amended on August 30, 1991;

     WHEREAS, on its ordinary meeting held on March 31, 1995, the Board of Directors of the Bank, pursuant to the recommendation of its Ancillary Agreements committee, resolved to approve a request by R & G to charge the Bank a fee of 2.0% for the processing services rendered in the origination of consumer mortgage loans.

     NOW, THEREFORE, intending to be legally bound, the parties hereby agree to amend the Agreement as follows:

     I. A sentence will be added to the paragraph under Section 3.0 of the Agreement which will read as follows:

     Also, the Bank will pay a fee of 2.00% to R-G for the services rendered to the Bank with respect to the processing and origination of each consumer mortgage loan which is closed on behalf of the Bank.

     II. The rest, residue and remainder of the Agreement is hereby reaffirmed ratified and incorporated as is fully set forth herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this amendment to the Agreement this 31th day of March, 1995.


                                  R-G PREMIER BANK OF PUERTO RICO


                                  By: /s/ Osvaldo Domenech
                                      ------------------------------------------
                                      Osvaldo Domenech
                                      Executive Vice President



                                  R & G MORTGAGE CORP.


                                  By: /s/ Ramon Prats
                                      ------------------------------------------
                                      Ramon Prats
                                      Executive Vice President



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